QUESTION AND ANSWER

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Operator

(OPERATOR INSTRUCTIONS). Alex Gauna, UBS.

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Alex Gauna - UBS - Analyst

Yes, thank you. I want to start by saying congratulations on the powerful results.

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Dr. Keh-Shew Lu - Diodes Inc. - President & CEO

Thank you, Alex.

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Alex Gauna - UBS - Analyst

I wanted to go into how you view progress on the gross margin line, particularly given the efforts in bringing in Anachip in-house, and I believe you mentioned the increasing content of new products coming out there -- what is it, 29.7% of revenues now? What should we expect on the gross margin line? I know you have given us a near-term projection here. But what really is the update on progress there?

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Dr. Keh-Shew Lu - Diodes Inc. - President & CEO

Well, Alex, we know by bringing Anachip product to our own facilities, packaging facilities, that gross margin should be improved quite a bit. And fortunately, or unfortunately, our growth is faster than we expected. For example, you know, we continue almost two quarters at consistently 12% growth. Therefore, we cannot really bring in our product internally, because we just do not have enough capacity to support those unfocused or unexpected upside.

Number two is our Anachip product grows much faster than our discrete product growth. Therefore, the average actually affects the gross margin percent. You know what I mean? Because energy products by doing outsourcing and packaging actually have lower profit margin than our internal discrete -- are discrete products through our internal packaging. And because energy's growth is less than our discrete, that pulls the average down.

So looking into the future, I still see a lot of room for improved gross margin by moving our product gradually through our own facilities. And I [understand] the synergy we didn't really [utilize] yet is selling energy product to U.S. and Europe customers. We know -- I think I talked to everybody before -- U.S. Europe and U.S. customers typically, we can get a bigger ASP, and therefore, in turn, upgrade their profit margins.

We just finished (indiscernible) our product -- all the energy products we want to [port] through our (indiscernible) site, and the release to the U.S. and Europe customer base. The design-in is very strong, but the ramp-up is not in there yet. So I think through the next year, from the fourth quarter and the more in the next year, we should see an improvement from the gross margin percent due to bringing in to our own facility and number two, by getting the customer from U.S. and Europe for our energy product.

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Alex Gauna - UBS - Analyst

To be clear, I think I have discussed with you in the past that one of the targets was for Q1 ramp in a number of areas. And am I hearing you correctly on the Anachip front that you still expect Europe and U.S. to begin ramping in Q1 of next year?

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Dr. Keh-Shew Lu - Diodes Inc. - President & CEO

Yes, correct. Like I said, we just finished the [porting] and I think I mentioned to you, we don't want to just take the Anachip product, which is built by our subcontract to the U.S. and Europe customers. We want to make sure all those products are built by our own facilities in Shanghai. And therefore, we take time to qualify all the products which can be built by ourselves. And we just finished that qualification now. And we start to announce the [build-up] to qualify our customer in the U.S. and Europe. And so it will take time. In any quarter, it takes time for people to ramp it up. So yes, I think you are right (indiscernible) from next quarter, from the first quarter next year, you will start to see gradually design -- a gradual ramp-up from our energy product.

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Alex Gauna - UBS - Analyst

And one more follow-up, if I could -- does this include increased penetration of the cellular handset market at this juncture?

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Dr. Keh-Shew Lu - Diodes Inc. - President & CEO

Well, one of the products that we just announced, AH180 -- that is from our energy product. And you can see the applications. So the answer is yes. And our AH180 product turned out to be quite a good product. In fact, we just announced it a couple of weeks, right? And we already have a couple of design wins.

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Alex Gauna - UBS - Analyst

Congratulations on that front.

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Operator

Ramesh Misra, C.E. Unterberg, Towbin.

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Ramesh Misra - C.E. Unterberg, Towbin - Analyst

Congratulations on the numbers. A first question, Carl, is for you. I wanted clarification on that onetime expense you said for about $650,000 that is related to tax. So basically -- which resulted in -- is that an understatement in your pro forma EPS by $0.02, did I get that right?

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Carl Wertz - Diodes Inc. - CFO

Yes. It was a onetime adjustment, related to two areas. One was in '05, we had an overstatement of our operating expense, about $800,000 related to the stock option expensing. And the other component was an understatement of our other expense, okay? And the net effect of both of those were a $650,000 decrease in EPS of $0.02.

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Ramesh Misra - C.E. Unterberg, Towbin - Analyst

So basically, if we had not included that charge, your EPS would have been $0.51.

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Dr. Keh-Shew Lu - Diodes Inc. - President & CEO

Yes, you are right. It is a $0.02 onetime deal effect.

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Carl Wertz - Diodes Inc. - CFO

We tried to make that pretty clear with the onetime or (MULTIPLE SPEAKERS) percent effect so you can model that outgoing for.

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Ramesh Misra - C.E. Unterberg, Towbin - Analyst

Okay, and then my next question is for Dr. Lu. Dr. Lu, what is the size of your overall Hall-effect sensor business at this current time?

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Dr. Keh-Shew Lu - Diodes Inc. - President & CEO

You know, our Hall sensor business is coming from Anachip the acquisition. And you remember, Anachip acquisition, at that time when we buy -- we only look at power management application. So if you remember, when I make that announcement, I say we spent $31 million for the $35 million of power management business. And so the total (indiscernible) other -- like a [PLD] PowerDI and the Hall sensor (indiscernible) together -- last year is about $15 million. And so you can figure out from that number -- PLD is the small number, so the rest is the Hall sensor (indiscernible). Then, after we took over building this year, we spent about (indiscernible) engineering effort tried to -- we look at this Hall sensor business, and it turned out to be a surprise to us. It's a good business. And we believe by putting our -- number one, our design resource to fix all the problem and to [channel] the next-generation new order, and to spend time with our sales channel, our distribution channel, we found out this is a pretty good product line. And therefore, we announced the first new product which goes through our new [engineering] resource, to come out this new product line -- AH180. And we are very happy with the performance of this product and market acceptance of this product. And we open up a big door for us to get into the cell phone application too.

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Mark King - Diodes Inc. - SVP, Sales and Marketing

Yes, the Hall sensor remains a really nice lead-in product. Anybody that uses a Hall sensor wants to talk to us, guaranteed. So it's a very exciting entry point with some key customers after.

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Ramesh Misra - C.E. Unterberg, Towbin - Analyst

I see. So you are clearly keeping this serendipitous discovery of the business at Anachip. So is it safe to assume that it's about 10% or so of sales currently? Very roughly, again.

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Dr. Keh-Shew Lu - Diodes Inc. - President & CEO

More than 10%. (MULTIPLE SPEAKERS). No, no, no -- you are talking about Anachip -- it's about (MULTIPLE SPEAKERS).

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Ramesh Misra - C.E. Unterberg, Towbin - Analyst

No, just the Hall sensor.

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Dr. Keh-Shew Lu - Diodes Inc. - President & CEO

Yes, --

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Carl Wertz - Diodes Inc. - CFO

We don't --

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Dr. Keh-Shew Lu - Diodes Inc. - President & CEO

We don't get into detail, but you can see (indiscernible). The total Anachip business last year is about 50, and the power management is 35. The rest of it is -- the rest is the Hall sensor, PLD, everything else.

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Ramesh Misra - C.E. Unterberg, Towbin - Analyst

Got it. And then one final question -- this may be for Mark or for Dr. Lu. I just wanted a little more clarification in terms of APD's product portfolio. One way of looking at it is that potentially you are paying about 4 times trailing sales, or you are paying about onetime forward sales, depending upon how successful APD's unreleased products are. So can you just kind of briefly go into that product portfolio and what holes did it fill for you and where does it help you going forward?

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Dr. Keh-Shew Lu - Diodes Inc. - President & CEO

Ramesh, this is -- the APD acquisition is a little bit different from the Anachip acquisition. Anachip acquisition for us is a jump start for us to get into the analog business. So it's more on the product, more on the business, more on the analog -- you know in that area.

But for APD acquisition, it's a pure technology acquisition. We agree -- I think from our announcement, you can see they have a lot of patents, a lot of trademarks, a lot of [tech knowledge] is within this APD Company. Their product is in its infancy stage. I think Carl was talking about that. So you cannot really to look at it's a 4-X of the revenue, because the money really pay for is the technology. You know, you can see, we want to spend our R&D money. But our revenue growth (indiscernible) we've just cannot spend enough R&D money to get to our business model. But by doing this kind of acquisition is a supplemental of our technology improvement. And if you look at APD technology, it provides us a better performance, a lower-cost chip. Now, if you wanted -- if you keep -- the dies sets are the same, the performance is much better. And it's scalable. So you can keep the same performance but reduce the die size, reduce the cost. And it's leading us to a new generation, a new variable of technology. So I want to say APD acquisition is really a technology acquisition and it's a growth driver for us next year or even year after. And I think APD recognized that, and we recognize that. And that is why they don't want to just take the money and walk away. The really want (indiscernible) and now. And that (indiscernible) tied to the revenue, because we all understand it will be a growth provider, a growth driver for us in the future.

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Operator

Steve Smigie, Raymond James.

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Steve Smigie - Raymond James - Analyst

I was curious if you could tell me if the guidance that you gave for Q4 includes any revenue from APD?

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Dr. Keh-Shew Lu - Diodes Inc. - President & CEO

We ought to mention -- APD is only $2 million, and very minor. So yes, it's included, but it's a very, very small amount. The [power] (indiscernible) is $2 million, and we only two months left. And if we cross (indiscernible) you probably only have a half-quarter left. So it's very small amount. It's not significant.

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Steve Smigie - Raymond James - Analyst

Okay, great. As Dr. Lu was mentioning, your percentage of R&D as a percentage of revenues was still pretty low just because it looks like your revenue grew so fast. Can you give us some guidance in terms of what R&D, and as long as you are at it, SG&A will look like sequentially and if any sort of plans to ramp those more quickly as we enter '07?

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Dr. Keh-Shew Lu - Diodes Inc. - President & CEO

Well, I think our business model, I have been saying when we spent (indiscernible) technology, we are not talking about R&D 10% or 15% like a lot of people thinking going to (indiscernible). But I think I mentioned before our (indiscernible) for our R&D is 2.5% plus/minus 0.5%. So you can see probably somewhere around 2% to 3% of the revenue. And that is our business model, and that is about what we are doing. And we are -- if you look at our R&D this quarter, third quarter, it's a bit lower than our business plan. And it's because -- but we are straight (indiscernible) the design center in (indiscernible), the design center (indiscernible) and so we probably will catch up to -- but our business model is about 2.5%, plus or minus 0.5%

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Steve Smigie - Raymond James - Analyst

Right. And you think you will catch up to that in Q4, or more Q1?

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Dr. Keh-Shew Lu - Diodes Inc. - President & CEO

No, it probably won't be in Q4. Q4 is only two months left. So you might consider Q1.

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Steve Smigie - Raymond James - Analyst

Okay. And you did a good job there controlling SG&A as well. Does that increased dollar-wise sequentially, and what sort of target do you have for that as a percentage of revenue?

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Dr. Keh-Shew Lu - Diodes Inc. - President & CEO

I think that's the way we control SG&A is quite good. And what we really do is we (indiscernible) that SG&A growth (indiscernible), but we get our revenue growth. So what we do is we allow SG&A increase at the best percentage of our revenue growth. So eventually -- so we were hoping every quarter our SG&A is either flat or down as a percentage. So I am very careful to make sure our SG&A as a percent of the revenue won't increase. And we will keep it that way. That is our business model anyway.

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Steve Smigie - Raymond James - Analyst

Okay, great. Your [interest common] assumption, the 5 to I think 5.5 you gave -- it seems like the interest rate you would be getting there was similar or a little over 2%. Are you just being conservative with that, or could you get a little bit more?

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Dr. Keh-Shew Lu - Diodes Inc. - President & CEO

No, don't forget -- we have to 2.25% cost, too.

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Steve Smigie - Raymond James - Analyst

Okay, so that's netted out.

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Dr. Keh-Shew Lu - Diodes Inc. - President & CEO

Yes, that is net. The one we report is net, and we have 2.25% payout twice a year.

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Steve Smigie - Raymond James - Analyst

Okay, fair enough. And just in terms of looking at Q1, would you expect that to be a pretty weak quarter sequentially just given your mix of consumer and computing business, and could that potentially be down sequentially?

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Dr. Keh-Shew Lu - Diodes Inc. - President & CEO

Well, number one, we don't really give the guidance that far away. Okay? So we give the guidance on 4Q, but the 1Q for us, it's quite far away. And just that -- market seasonality, Christmas sales can affect. I can tell you so far, we don't know what will be the Christmas sale. But if Christmas sales is good, at the next quarter, then 1Q will be good. But if Christmas sale is bad, then 1Q won't be as good. And so I really don't know. Just like everybody -- we don't really know what will be the Christmas sales. I hope we have a good Christmas sale. If we can encourage everybody go to do the Christmas shopping, I will be pickled to death.

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Steve Smigie - Raymond James - Analyst

And I apologize, just one more, if I could. The other income -- or I guess it's actually other expense of $1.6 million -- seems up quite a bit sequentially. I don't know if that was part of the reversal there or not. But even so, that would only be $600,000 [as to -- so it would be] another $1 million. Just curious what that increase was there?

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Carl Wertz - Diodes Inc. - CFO

Steve, it was actually a $1.1 million adjustment in the fourth quarter for the other expense column. And so you need to make sure you add that back into your model. You know, we stated the net effect after taxes was 650, but it was really about $800,000 effect in the SG&A line. So if you were to add that back, our percent of SG&A would have been closer to I think 14% range. Okay? And maybe I should've added that when you asked me that question, but I was trying to get some research on it. And then, the other income had a $1.1 million affect.

There's full disclosure in that convertible, if you want to see that in advance, it's all spelled out there with the numbers in fact.

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Steve Smigie - Raymond James - Analyst

Okay, very nice quarter.

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Operator

Gary Mobley, A.G. Edwards.

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Gary Mobley - A.G. Edwards - Analyst

I was hoping that we could jump back on the topic of APD briefly and maybe you could talk about the potential for gross margin there, perhaps well beyond the 2007 sales projection, once the products hit their full stride?

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Mark King - Diodes Inc. - SVP, Sales and Marketing

Yes, Gary, I think that we have good opportunity to expand gross margin, at our discrete level or above. Again, we look at this product line as an extension to our previous rectifier line and at the performance level. And where we use it in a different where we scale it for cost, we think that that will provide cost advantages. So we really look at the technology as an opportunity to both grow revenues, add sockets in performance spots, but as well, save money. So we think it has a play in both areas, both for growth into new markets, new product segments, as well as expand our margins.

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Gary Mobley - A.G. Edwards - Analyst

Okay. And back on the topic of bringing Anachip packaging in-house, it seems as though you may have -- your capital spending trends in the quarter sort contradict that, that you're running 100% utilization, and wanted to bring packaging in-house. Could you give us some direction on what impacted the quarter, and what the CapEx spend plan might be on a forward 12-month or '07 basis?

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Dr. Keh-Shew Lu - Diodes Inc. - President & CEO

I think the capital expenditures -- I think in the past, I have already mentioned -- we put that the biggest model is a 12% of revenue. We will put in the capital expenditure. But if you look at our revenue growth -- so we can spend more money. But when we spend that money, then the capacity won't be in (indiscernible) quarter later or six months later. So we do expand the capacity. Right now, I think our capacity now is like 1 billion units a month type of capacity. And we are going to now -- later on, probably, go up to about 1.1 billion -- probably at year-end.

So we spend the money for the capacity. But the time to get to the variable, it takes about three months to six months, okay? And that is why it (indiscernible) us to bring in that product into our facility, because our growth is just better than what we expected. If you remember, every quarter, we are talking about 5%, 6%, or 6%, 7% growth, and end up to be 12%. It's just -- much better than our expectations.

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Mark King - Diodes Inc. - SVP, Sales and Marketing

Some of the packages that we kept outsourcers -- some of the higher ASP devices that are in fewer packages for our facility. So again, we don't have as much flexibility in this first stage to ramp as quickly. In some of the other devices, more than our (indiscernible) 23 in there, SD59, we consumed that stuff a while ago. But those are the lower ASPs, so the percentage of revenue, high ASP versus low ASP, may throw that mix off a little, Gary.

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Dr. Keh-Shew Lu - Diodes Inc. - President & CEO

And Gary, like I mentioned, we actually started to move our product into our facility and improve the gross margin. It's just because the lower gross margin type of energy product would grow faster than discrete products. So it forced the average chip (indiscernible) -- the average gross margin percent the same. But if you look at -- we actually started a product of him through moving -- (indiscernible) product moving to our facility and then give us the better margin. It just -- the percentage makes the equal.

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Gary Mobley - A.G. Edwards - Analyst

With respect to the sale synergies from the Anachip acquisition, how far along are we in seeing the benefits of that? You mentioned that you start see the North American and European sales --?

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Dr. Keh-Shew Lu - Diodes Inc. - President & CEO

I think -- I'll answer that question -- and I think we are talking about new power we are starting to see a ramp in 1Q because we finished this [cording], and start to announce the product to our customer base in Europe and U.S. Then you give them six months, you know, three to six months design-in, we see a lot of other design wins. By the way, we always see a lot of design wins in the U.S. and Europe from our energy product. It's just the time for them to ramp, it takes probably three to six months. So Mark can answer it, but I would say probably 1Q or 2Q.

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Mark King - Diodes Inc. - SVP, Sales and Marketing

Right. And in Asia, we pretty much have complete synergy. The customer overlaps, the sales channel is rolling, and the customers are familiar with both lines, so they would accept both logos.

In North America, we have done a lot of design wins at our key accounts. Those would be our multinational accounts or design here and ship to Asia, or some of our top OEMs that we said it was simple to pull an Anachip brand product into those accounts right away.

It's where we are lacking and where we have taken our time is on introduction to the channel, which would be distributors. And in North America and Europe, roughly 70% of the business that we track as a revenue point in those areas is through that channel. So that is where we have a lot of opportunity, is as we move into our distributors -- Arrow, Avnet, Future Electronics, DigiKey and so forth. But in order to do that, since there is inventory returns and stock rotations and all that type of stuff, we wanted to make sure that it was all centralized under one logo so that there was no confusion, and it wasn't clean. So that is what we are talking about.

But we have been introducing into our key customers and working with our key OEMs to establish a position for quite a while in that area. So we've had good success at the key OEMs. It's now getting it into the channel. And the channel drives the margin.

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Operator

Kevin Rottinghaus, Cleveland Research.

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Kevin Rottinghaus - Cleveland Research - Analyst

Just on a similar question -- CapEx looks like it dropped off fairly significantly. With the move to bring Anachip in-house plus the growth you're seeing, any comments on why that would have dropped off, keeping in mind that it is a 12% target, but just would have thought that I would have continued to ramp with the growth that you are seeing?

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Dr. Keh-Shew Lu - Diodes Inc. - President & CEO

Are you talking about the CapEx would drop?

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Kevin Rottinghaus - Cleveland Research - Analyst

If fell quarter over quarter fairly significantly.

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Dr. Keh-Shew Lu - Diodes Inc. - President & CEO

Yes. Well, quarter to quarter, we don't track it quarter to quarter. And we see the capacity need -- we expand it when we do. I think I have been saying is 12% our annual revenue. So quarter to quarter, it's difficult, because any time you added, it's a chunk. And if you don't add it, you don't put that chunk in there.

So I don't look at quarter to quarter. I am more tracking is year to year. And if you look at today, our year-to-year, year-to-date is about -- we are talking about 10 to 12% at (indiscernible) at that point. It's quoting that 6 million for building -- we take those away.

So I think we are about at the middle of, I would say, 10 to 12% year-to-date. And so we probably will finish this year at about 12% of our revenue.

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Kevin Rottinghaus - Cleveland Research - Analyst

Okay. Carl, was there any adjustments R&D due to the onetime?

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Carl Wertz - Diodes Inc. - CFO

No.

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Dr. Keh-Shew Lu - Diodes Inc. - President & CEO

No.

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Kevin Rottinghaus - Cleveland Research - Analyst

Is the R&D in absolute dollars -- were actually down a little bit on the quarter. Was there anything happening, either in second quarter or third quarter that might have caused that to go down a little bit this quarter?

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Dr. Keh-Shew Lu - Diodes Inc. - President & CEO

No, typically, the R&D percent is you cut in mask. If you cut another mask in that quarter, then the R&D will be up. The course of R&D is (indiscernible) percent -- one is the people, the core of the (indiscernible). Those are very constant. As a matter of fact, we are [hiding] the people, so it will be probably included.

But the other big chunk is the mask and all the new product we have built now -- costs associated with the new products. And so when some quarter you cut a lot of mask, your cost will be way up. Some quarter, they will be down.

Now, I am not saying this because our real growth (indiscernible) so you look at the percent, you are going to say -- oh, the percent went down. But the dollar-wise -- yes, our third quarter versus second quarter, it went down, what 200 -- ?

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Carl Wertz - Diodes Inc. - CFO

About 150,000.

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Dr. Keh-Shew Lu - Diodes Inc. - President & CEO

150,000. So it's not up -- a couple of (indiscernible) of mask will offset that amount --

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Carl Wertz - Diodes Inc. - CFO

I think you're right. I think the mask, a lot of the variable cost in place.

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Dr. Keh-Shew Lu - Diodes Inc. - President & CEO

Yes. But the reason percent went down so much is because -- don't forget, we grow to almost 12% this quarter. And we just did not hire that many R&D to keep up with it.

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Kevin Rottinghaus - Cleveland Research - Analyst

Okay, I understand. Then I guess two other quick ones. Mark, if you could please repeat what you said earlier on channel inventories, and then any kind of commentary you might have on inventory at your customers.

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Mark King - Diodes Inc. - SVP, Sales and Marketing

No, I think our inventory at our customers is fine. You know, I don't think we ever have really any issue there. Customers pretty much depend on us to deliver, so we don't think there's any double-ordering.

We do see the channel -- I don't think our inventory is out of whack, but the distributor inventory in general may be a little out of whack. So we expect some -- we have seen -- as I mentioned that our POP was down quarter over quarter, but we had record POS sales.

So I think that we are going to see a trend from the distributors across the board to be a little bit careful with inventory over the balance of the fourth quarter. But I don't think that there is anything to be concerned about there.

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Kevin Rottinghaus - Cleveland Research - Analyst

Okay. And then last, if you could just give any kind of commentary on the PC market that you see out there -- maybe trying to net out your share gains, just what the PC market looks like this time if year versus what it normally does.

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Mark King - Diodes Inc. - SVP, Sales and Marketing

I think the PC market looks pretty much like it always does this time of year. You know, there has been some indication of a little bit of more softening in the motherboard going into the end of this year. But it's really not clear yet to us, okay? We are still tracking. Our numbers are still tracking and so we don't see any big adjustments.

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Operator

[Tom Grayless], Longbow Research.

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Tom Grayless - Longbow Research - Analyst

Hi, this is [Tom Grayless] for Sean Harrison. I was just wondering if you could give us a little more color here on product inventory at distribution, Anachip versus the legacy lines, and if you are seeing any change in order cancellations? I know you want to do that a little bit, but maybe just a little more detail?

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Mark King - Diodes Inc. - SVP, Sales and Marketing

Actually, you know, I think in Asia, this is a very busy time of year, so there's certainly no inventory buildup in Asia. And so, basically, we have no inventory -- Anachip inventory in the channel yet, because -- again, no significant inventory in the channel yet, because we are in the process -- we just completed all of our qualifications and are porting into the logo transformation. So there is certainly no issue with inventory of Anachip in the channel. And as I said before, I think we are pretty -- we're in a pretty reasonable position. Our inventories are higher than they were last year, but we are also seeing record POS. So I think we are in pretty good shape in the channel industry, and on the (Inaudible question - background noise) side.

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Tom Grayless - Longbow Research - Analyst

All right. And could you comment a little bit about the rise in lead frame molding costs in 3Q and 4Q -- any thoughts you have on that?

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Dr. Keh-Shew Lu - Diodes Inc. - President & CEO

What was the question?

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Mark King - Diodes Inc. - SVP, Sales and Marketing

The change in lead frame cost and molding cost and -- you know, when you are running a billion units a month of very small material content devices, it may take us several quarters to see the impact of those changes. And as we have increased our volume and so on, we have kind of offset some of these with synergies and overhead cost reductions and so forth. So yes, we just don't have the data on that.

--------------------------------------------------------------------------------
Operator

[Christopher Mongaru], Sidoti.

--------------------------------------------------------------------------------
Christopher Mongaru - Sidoti - Analyst

Congratulations on a good quarter. I just wanted to know a little bit more about what you see going forward with the ADP acquisition -- how it's going to enhance your business going forward, and some things that you are looking at product-wise and basically just to give us a better idea of maybe where you are going with this?

--------------------------------------------------------------------------------
Dr. Keh-Shew Lu - Diodes Inc. - President & CEO

Okay, number one, it's APD. That is a (multiple speakers)

--------------------------------------------------------------------------------
Christopher Mongaru - Sidoti - Analyst

I apologize -- APD. (multiple speakers)

--------------------------------------------------------------------------------
Dr. Keh-Shew Lu - Diodes Inc. - President & CEO

Okay, the Company is called APD. They provide really technology. We need it, and complement to our product line. That is number one. And that is why we are very interested, because we look at their technology. It's really a very good differentiator, and it provides a [load] (indiscernible) and -- and yes, they provide the [low] we have and -- let me see -- low leakage at high temperature. So those was the very good performance in our mind. You know, our product -- we -- leakage is one important phase, especially for portable product, high temperature. So they provide us a technology at high temperature, low leakage, and the [law] we have. And those are related technology can lead into a dealership product. Okay?

And number two is the die size is scalable to the performance. That is our other key thing. In the Schottky product, it's very difficult to control the die size. And so you have fixed die size, you have performance come out. Now you say, I don't need this kind of performance. Can you give me a lower cost at a lower performance? In Schottky, it's very difficult to do.

This technology for provide us the scalable effect. So if you show me a high-performance, like I mentioned, low [VF] and a low leakage and temperature -- if you don't need this kind of performance, then you can shrink the die and provide a low-cost product. And that is the second thing.

So we all -- we could say, is the cost effective, or performance type of technology? And that gives us the leadership product. And that is why we believe It's the gross driver for us in the future.

--------------------------------------------------------------------------------
Mark King - Diodes Inc. - SVP, Sales and Marketing

As well as you, can actually design the efficiency, which is a combination of the VF and leakage towards the application, and very specifically, towards what the customer needs, is very simply by just modeling the difference. So we see it to offer improved performance in someone's circuit very simply in high-volume applications. So this goes very well with our PowerDI performance packaging platform, which is very small devices with very high thermal capability. And we just see a lot of opportunity, not only to enhance or Schottky offering, but also to attack different rectifier technologies that might not be our strengths, which would be ultrafast marketplace and so forth. So we see a great opportunity in performance and power supplies. And most importantly, long-term, we see this as a nice automotive opportunity.

--------------------------------------------------------------------------------
Christopher Mongaru - Sidoti - Analyst

Great, that helped a lot. And also, after -- you just had a fantastic quarter, something like 12% top-line growth. Do you think any of that might have been attributable to this quarter, and maybe that's part of the reason for the 1 to 3% growth guidance, as opposed to -- if you guys have been giving maybe 3% to 7% the last couple of quarters?

--------------------------------------------------------------------------------
Carl Wertz - Diodes Inc. - CFO

Christopher, so if I could take -- I think that is it difficult question. When you, off of it, --

--------------------------------------------------------------------------------
Christopher Mongaru - Sidoti - Analyst

I know, it's hard -- I am just wondering --.

--------------------------------------------------------------------------------
Dr. Keh-Shew Lu - Diodes Inc. - President & CEO

Chris, what is the question? What are you saying?

--------------------------------------------------------------------------------
Christopher Mongaru - Sidoti - Analyst

Well, the question is -- do you think any of the -- with the extreme growth seen in the third quarter might have been attributable to some sales from the fourth quarter?

--------------------------------------------------------------------------------
Carl Wertz - Diodes Inc. - CFO

I don't think so.

--------------------------------------------------------------------------------
Dr. Keh-Shew Lu - Diodes Inc. - President & CEO

No.

--------------------------------------------------------------------------------
Carl Wertz - Diodes Inc. - CFO

Chris, what I was going to start to say is, we had our first $50 million quarter in the second quarter of 2005. We had our first $60 million quarter in the fourth quarter of '05. We had our first $70 million quarter in the first quarter of '06. We had our first $80 million in the second quarter, and we had our first $90 million in the third quarter. That is a lot of compounded growth. (multiple speakers) a short period of time.

--------------------------------------------------------------------------------
Dr. Keh-Shew Lu - Diodes Inc. - President & CEO

Let me answer -- your first question -- is it because we proved -- [pull] in the fourth quarter to make the third quarter 12%? The answer is definitely not. We don't do that.

--------------------------------------------------------------------------------
Christopher Mongaru - Sidoti - Analyst

No, I understand.

--------------------------------------------------------------------------------
Dr. Keh-Shew Lu - Diodes Inc. - President & CEO

Okay. Number two, if you look at most guidance today, our competitors' -- most of them tell you it's negative. And so we believe for us -- our strategy always -- we are going to be outperforming our market. And we are going to outperform probably 3-X of our market growth. So if you go to look at everybody's announcements, you would say our continued growth will be very positive. So maybe, we are now able to repeat 12%. But when people grow 7, 8%, or 6, 7%, we grow 12%. But when people go to negative, 4, 5%, for us to say 1 to 3% -- I think we still outperform the whole market.

--------------------------------------------------------------------------------
Christopher Mongaru - Sidoti - Analyst

No, I agree. I was just --

--------------------------------------------------------------------------------
Dr. Keh-Shew Lu - Diodes Inc. - President & CEO

(multiple speakers) so it's definitely not because we pull in fourth quarter to make a third quarter number. That is definitely not the answer.

--------------------------------------------------------------------------------
Carl Wertz - Diodes Inc. - CFO

We still expect to take share gain in the fourth quarter, Chris.

--------------------------------------------------------------------------------
Christopher Mongaru - Sidoti - Analyst

Yes, that is exactly what I was asking.

--------------------------------------------------------------------------------
Operator

Chris Chaney, Stanford Group.

--------------------------------------------------------------------------------
Chris Chaney - Stanford Group - Analyst

Thank you, and gentlemen, I wanted to add my congratulations for a very nice Q3 also. Now I had two questions. The first relates to the tax rate for '07. And Carl, I am thinking that with what's being said about the expected ramp at Anachip, especially in the U.S. and Europe, that we should see the tax rate begin to increase somewhat in 2007? Can you give us any guidance on that?

--------------------------------------------------------------------------------
Carl Wertz - Diodes Inc. - CFO

Well, we gave the guidance for the end of the fourth quarter basically being in line with the last one -- pretty close to the high end of the 19, 20%. Again, I think for modeling '07, we don't give the guidance that far out. But you guys still need to do some modeling -- I would suggest keeping it that [rate]. We are doing a lot of tax planning globally. It's a very complex environment. Tax, as we know, changes almost daily with the government and such. So I would say stay in that high-end range for your model.

--------------------------------------------------------------------------------
Chris Chaney - Stanford Group - Analyst

All right, very nice. And then the second question relates to really your -- I guess your unit output, or unit capacity as we were hearing earlier that by the end of the year, we might see around 1.1 billion units per month as the run rate. Do you guys have a target specifically for -- by the end of 2007, or where do you think you might be? And what sort of CapEx could get you there? Would it still be the 12% number of sales you were talking about earlier?

--------------------------------------------------------------------------------
Dr. Keh-Shew Lu - Diodes Inc. - President & CEO

Number one, yes -- our CapEx model for next year is going to be still at 12%. Number two, how much we're going to do it, we don't know, because it depends on how the market is doing. In fact, I mentioned, we always put in the capacity when we need it. We do not put in a lot of capacity and expect the market is going to be growing, then turn out to be wrong, and then have a lot of excess capacity sitting there. Therefore, we now still look at in our assumption of the revenue and plan on 12% of that revenue to be the capital expenditure. When we get there, then we spend it. And if our revenue is not there, we don't spend it. But we do put in a new capability. For example, this year, we put up the [18 SO] packets. We did not have that 18 SO before. And due to the Anachip acquisition, we have put in 18 SO capacity -- capability into our assembly. Now, by buying APD, we need to look at a lot of the product they can use in our internal capabilities. But they have I think one package we don't produce. So we are looking at -- we might want to put in that capacity into our capability -- our assembly site, too.

So we did not -- we are still not our model, and we will spend the money. But I cannot give you the -- what will be the run rate we expect by the end of next year.

--------------------------------------------------------------------------------
Chris Chaney - Stanford Group - Analyst

Okay, I understand. And just one last question, and that is that earlier this quarter, when it appeared to you that the market was going to be better and that sales were going to be really ramping, I'm wondering if at that time, were you trying to order equipment and having trouble getting the deliveries and getting them into production, or do you see any tightness in the back of equipment going into next year?

--------------------------------------------------------------------------------
Dr. Keh-Shew Lu - Diodes Inc. - President & CEO

No, like I said, we do not see by gauging the needs and then putting in capacity. We put in the capacity when we really have the need. And that is why did not bring in porting energy products faster than what we expand it. When we grow faster than we -- when the business grows faster than we expect it, we just throw down the porting Anachip products into our facilities. And we're using that capacity originally for the energy products. We used this for additional (indiscernible).

Now, we have put in the capacity because our run rate reached there, and we put in the capacity there. So we didn't -- like the beginning of the quarter that you say (indiscernible) had good business then put in the capacity. We don't do that.

--------------------------------------------------------------------------------
Chris Chaney - Stanford Group - Analyst

I understand. Thank you very much.

--------------------------------------------------------------------------------
Carl Wertz - Diodes Inc. - CFO

Chris, if I can add to that a little bit, there was a question asked earlier about the seemingly slowdown in our CapEx in the third quarter. We also have to go back to where we were in the second quarter where we had stated we were actually ahead of the schedule. At the end of the second quarter, we were at $29 million in CapEx, including the $6 million building. So that was still $24 million for production expansion. So the $5 million is balancing out. Like we said, we are still in the mid range of that 10 to 12%.

And I think year in and year out, we have proven that we are pretty efficient in our expansion, and we know what it's like to run facilities at less than full capacity, and we like to keep it at full. So we have been very cautious on our expansion, and I think we're in a pretty good position to continue to go forward.

--------------------------------------------------------------------------------
Chris Chaney - Stanford Group - Analyst

Do you plan much spending at the wafer fab?

--------------------------------------------------------------------------------
Dr. Keh-Shew Lu - Diodes Inc. - President & CEO

As of this moment? No. Because for the Anachip, we're using outsourcing. Anachip products, they don't use our internal plant because they're using an outsourcing plant. And for our discrete, we still -- we are running about 85% through. And we (indiscernible) improved the productivity, and we still can support our wafer needs.

--------------------------------------------------------------------------------
Operator

Kevin Rottinghaus.

--------------------------------------------------------------------------------
Kevin Rottinghaus - Cleveland Research - Analyst

So I just had a quick follow-up for you. I guess two follow-ups. When does the holiday build typically start to slow down for you?

--------------------------------------------------------------------------------
Mark King - Diodes Inc. - SVP, Sales and Marketing

December seems to be a little slower generally than -- October and November seemed to be the peak for us.

--------------------------------------------------------------------------------
Kevin Rottinghaus - Cleveland Research - Analyst

Okay, they start to slow down in December. And then last -- the announcement today between International Rectifier and Vishay -- any commentary you can have on what that does to competitive dynamics, or any impact that might have on the market would be very helpful. Thank you.

--------------------------------------------------------------------------------
Dr. Keh-Shew Lu - Diodes Inc. - President & CEO

I'll let Mark answer this question.

--------------------------------------------------------------------------------
Mark King - Diodes Inc. - SVP, Sales and Marketing

I think that that's a perfect acquisition for Vishay. Those are not the right things for us. It seems to be an older technology and so forth.

We always like any consolidation in the industry. It always seems to confuse the competitors a little bit, and give us a little bit of a head start. I don't see -- this one is kind of a more non-mainstream transaction. So I don't see it having a real significant effect on us.

--------------------------------------------------------------------------------
Kevin Rottinghaus - Cleveland Research - Analyst

Or on the overall market?

--------------------------------------------------------------------------------
Mark King - Diodes Inc. - SVP, Sales and Marketing

Or on the overall market. I think it's just transferring from one big guy to another big guy. So it's not -- if they were coming altogether, that would be wonderful for us, because we always believe that all consolidation opens up huge opportunities for us.

--------------------------------------------------------------------------------
Operator

Alex Gauna, UBS.

--------------------------------------------------------------------------------
Alex Gauna - UBS - Analyst

I wanted to confirm -- I believe you mentioned that both core and the Anachip business lines grew in the current quarter -- or the past quarter, I'm sorry. Is that correct?

--------------------------------------------------------------------------------
Carl Wertz - Diodes Inc. - CFO

Yes.

--------------------------------------------------------------------------------
Dr. Keh-Shew Lu - Diodes Inc. - President & CEO

Yes -- both grew.

--------------------------------------------------------------------------------
Alex Gauna - UBS - Analyst

And then going forward in the neutral gross margin guidance, is that assuming then that both core and the Anachip are expected to grow at the same rate right now?

--------------------------------------------------------------------------------
Dr. Keh-Shew Lu - Diodes Inc. - President & CEO

Probably.

--------------------------------------------------------------------------------
Alex Gauna - UBS - Analyst

And then I guess I am wondering, as the quarter progressed, where did you see -- you did upwardly revise guidance twice. Where were those revisions coming from? Were they coming on the Anachip side or on the core side or both?

--------------------------------------------------------------------------------
Dr. Keh-Shew Lu - Diodes Inc. - President & CEO

Both. You're talking about the third quarter, right?

--------------------------------------------------------------------------------
Alex Gauna - UBS - Analyst

Yes.

--------------------------------------------------------------------------------
Dr. Keh-Shew Lu - Diodes Inc. - President & CEO

Yes. It's actually from both.

--------------------------------------------------------------------------------
Alex Gauna - UBS - Analyst

Okay. And then, Mark, I believe you mentioned that you some people maybe getting or distribution getting maybe a little bit more cautious in Q4. And Dr. Lu, you had also mentioned that peers have showing quite a bit of underperformance here lately. Isn't it safe to assume that somewhere in your end market, you actually -- there was actually slowing in Q3 as well? You managed to outperform it, obviously. But hasn't there already been slowing in the market?

--------------------------------------------------------------------------------
Mark King - Diodes Inc. - SVP, Sales and Marketing

You know, we've spent a lot of time studying our business. So it's really hard to understand the dynamics of everyone else's business. I think that we have been on a pretty strong growth path all year long. And we don't really see that our segments have been on a strong a growth path as we are. But it does appear that our peers definitely had a much slower growth rate in Q3 than we did.

We do believe we continue to gain share. We do believe we continue to add valued at our customers that is winning us stronger position. So really, we are pretty focused on running our business.

--------------------------------------------------------------------------------
Dr. Keh-Shew Lu - Diodes Inc. - President & CEO

Yes, but we know one thing -- our third quarter really didn't see the slowdown. From our business, our third quarter didn't see the slowdown, because you can see from our guidance, every time we up our guidance, it's essentially higher than what we previously said. And you remember from our convertible bond offering, at that time, we thought we had 11.5. But we ended up to be 11.9. So we really didn't see any slowdown in third quarter. (multiple speakers)

--------------------------------------------------------------------------------
Carl Wertz - Diodes Inc. - CFO

Okay, to some degree, it seemed like you viewed the not pulling the Anachip in as a weakness. Actually, I view that as a strength. I view that as our ability to recognize and be flexible and able to maximize our assets in order to maximize our overall top-line growth. And so that is a regular part of our plan. And that has been a part of our utilization plan before Anachip and so forth, is maintaining utilization to maximize revenue.

--------------------------------------------------------------------------------
Dr. Keh-Shew Lu - Diodes Inc. - President & CEO

Yes, I think -- Alex, you know I have been talking about -- when we're talking about profitable growth, what we really want to do is make the revenue, okay? And we don't pay that much attention to the gross margin percent. As long as we consider which one -- by growth or by improve the gross margin percent, whatever can give us the best gross margin dollar improvement is what we go after. So at this time, and I do mean the third quarter, when we look at it, we definitely want to go to growth instead of just trying to improve that gross margin percent. And it turned out to be, our decision is right. If you look at -- our bottom line number, it still continually improved. And so it's unfortunate we have these two adjustments when also, it cost us $0.02, or we will be even $0.02 better than what we tell you today. So I think our strategy is correct, and we continue to concentrate on gross margin dollars. And whenever -- from a matter from growth or from percent improvement, whichever can give us the best of the gross margin dollar, is what we go after.

--------------------------------------------------------------------------------
Alex Gauna - UBS - Analyst

Yes, I don't mean to imply that I view what happened as a weakness. Again, it was obviously a very powerful quarter. What I am getting at here is, it seems to meet that the industry has slowed down. And anecdotally, there are some signs that maybe we are coming out of a trough at some point. So I'm wondering if perhaps this 1 to 3 could turn into something stronger if the industry does in fact have a good holiday sales cycle and come out of it, given you do do quite a bit of turns in the quarter. So I was wondering if maybe, had the industry not slowed, we might even be talking about you having just posted a 16 or 17% number.

--------------------------------------------------------------------------------
Dr. Keh-Shew Lu - Diodes Inc. - President & CEO

(laughter). (multiple speakers) I like your number. But unfortunately, the [bucket] actually slowed down. Now, we are still much better from a performance point of view relative to our competitors, because every day, I see all these announcements, negative, 7%, negative 7%, and I feel very nervous. But when I look at our number, our focus, I think, 1 to 3% is pretty good for me. And I feel comfortable we should be able to do 1 to 3%.

--------------------------------------------------------------------------------
Alex Gauna - UBS - Analyst

Last one, if I could. You gave some helpful color on the PC market. You are seeing more now on the LCD exposure side. What do you think is happening with that market right now? There seem to be some mixed indications on whether it's ahead of itself or yet to commence a nice seasonal run here. What you think on the LCD front?

--------------------------------------------------------------------------------
Mark King - Diodes Inc. - SVP, Sales and Marketing

Every month, my Asian sales manager comes to me and says the LCD (indiscernible) the thing is slowing down. At the end of every month, he tells me I'm wrong -- said he was wrong. So there is a lot of talk about it slowing down. But we haven't seen a significant slowdown. But again, that's a seasonal business -- actually, the seasonal business for that though goes into first quarter because of Super Bowl and so forth. I think it's still very hard to judge.

--------------------------------------------------------------------------------
Dr. Keh-Shew Lu - Diodes Inc. - President & CEO

I think, Alex, it's really kind of Christmas sale. I think I mentioned that earlier. If economic improve and then people really go out for the Christmas sales, then I feel much better, even this quarter. And I think our customer, which is the LCD monitor builder, or the PC builder -- they are all trying to -- one foot on the gas pedal, the other foot on the brake pedal. And the same thing, they watch, everybody watch the Christmas sale, start from Thanksgiving holiday. And I do the same thing. And really, very hard for us -- I don't think people are now -- even the Wall Street, anybody can tell you what will be this year's Christmas sales. I really don't know.

--------------------------------------------------------------------------------
Alex Gauna - UBS - Analyst

Very good, and congratulations again -- powerful quarter. Thank you.

--------------------------------------------------------------------------------
Dr. Keh-Shew Lu - Diodes Inc. - President & CEO

Thank you, Alex.

--------------------------------------------------------------------------------
Operator

So there are no further questions at this time.

--------------------------------------------------------------------------------
Crocker Coulson - Diodes Inc. - IR

I think we would like to thank everybody for their time this afternoon and this evening. The questions have certainly run longer than ever in my memory. And we look forward to coming back to you after we close the fourth quarter to give you an update on our further progress. In addition, Diodes will be presenting at the AEA Conference next week up in Monterey. So any of you who are going to be at the conference, we hope you will come by and meet with C.H. and Mark in person.

--------------------------------------------------------------------------------
Dr. Keh-Shew Lu - Diodes Inc. - President & CEO

No, no C.H. (laughter)

--------------------------------------------------------------------------------
Crocker Coulson - Diodes Inc. - IR

Sorry, (MULTIPLE SPEAKERS) with Dr. Lu and Carl in person. And the company will also be at the UBS Conference the following week.

--------------------------------------------------------------------------------
Dr. Keh-Shew Lu - Diodes Inc. - President & CEO

Okay, thank you very much. Thank you, everyone.

--------------------------------------------------------------------------------
Operator

This concludes today's 2006 results conference call. You may now disconnect.